UHS

Universal | Hospital | Services

Service you can count on.℠

1st Quarter Earnings Teleconference

May 11, 2005

UHS

Universal | Hospital | Services

Service you can count on.™

Forward Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal
Hospital Services, Inc. (“UHS”) believes statements in this presentation looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: UHS' history of net losses and substantial interest expense; UHS' need for substantial cash to operate and expand its business as planned;
UHS' substantial outstanding debt and debt service obligations; restrictions imposed by the terms of UHS' debt; a decrease in the number of patients our customers are serving; UHS' ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; UHS' ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; and
additional credit risks in increasing business with home care providers and nursing homes. These and other risk factors are detailed in UHS' Annual Report on Form 10K for the year ended
December 31, 2004, filed with the Securities and Exchange Commission (SEC).

This presentation contains non-GAAP measures as defined by SEC rules.  A reconciliation of these measures to the most directly comparable GAAP measures is contained in the appendix.

UHS

Universal | Hospital | Services

Service you can count on.™

Financial Results – 1st Quarter    ($ millions)

Refer to appendix for reconciliation of Cash Flow from Operations to EBITDA

2004

2005

% Change

49.0

55.3

13%

22.1

23.7

7%

18.4

19.5

0.2

0.2

-

0.3

18.6

20.0

7%

3

Very solid results in 1Q-2005

Revenues

Gross Margin

EBITDA

Management and Board Fees

SOX

1Q-2005 financial results were above
1Q-2004 despite flu season
comparables being a wash at best

Key Drivers of 1st Quarter Growth – Not the Flu

Source: www.cdc.gov/flu/weekly/fluactivity.htm

12

Pneumonia and Influenza Mortality
for 122 U.S. Cities
Week Ending 4/16/2005

10

8

6

4

2001

10

20

30

40

50

10

30

20

40

50

10

30

20

40

50

10

30

20

40

50

10

2002

2003

2004

2005

Seasonal Baseline

Epidemic Threshold

Weeks

% of All
Deaths Due
to P&I

UHS

Universal | Hospital | Services

Service you can count on.™

Key Drivers of 1st Quarter Growth

Return to positive hospital census growth

Strength of UHS’ marketplace advantages:

Equipment fleet

Superior service reputation

Proprietary technology / know how

Synergistic effect of our Lifecycle Services approach

UHS

Universal | Hospital | Services

Service you can count on.™

Key Successes in Quarter and 2005 Outlook

We are very pleased with our 1Q-2005 results, particularly in the context of entering the year on the heels of the 4th quarter doldrums in the hospital market

Had numerous successes in 1st Quarter:

Looking forward, we are more optimistic; yet cautiously so

This momentum affirms our strategy of transitioning
UHS to a Lifecycle Services company

also when comparing 1Q-2004 which benefited from a severe flu spike

Signed 12 new CHAMP resident programs

Continued strong competitive takeaways

Growing pipeline of “lifecycle” customers and prospects

Our pipeline of new opportunities is very robust both in new resident program opportunities (AMPPs and CHAMPS) and Manufacturing Services

Great progress in educating the market on the advantages of UHS’ “Lifecycle” approach, but we have more work to do

UHS
Universal | Hospital | Services
Service you can count on.™

1
2
3
4

UHS – Today:  “Equipment Lifecycle Services” Company

Recovery &
Brokerage

Medical
Equipment
Rental

Biomedical
Services

Market size of
$5 Billion

Advent of Asset Management
Partnership Program (AMPP)
addresses $5 Billion market

Market size of
$20 Billion

Market sizes represent internal UHS estimates

Professional
Services

Amplifier of
other Quadrants

Manage
& Utilize

Equipment
Lifecycle
  ServicesSM

Plan &
Acquire

Redeploy
& Remarket

Maintain
& Repair

UHS
Universal | Hospital | Services
Service you can count on.

0

25

50

75

100

125

150

175

200

1999

2000

2001

2002

2003

2004

44%

30%

33%

25%

23%

22%

Outsourcing
Revenues

Sales & Remkt
Revenues

Service
Revenues

Net
Accrual
Capex

Net Accrual
Capex % of Total
Revenues

Strong growth in non-capital intensive businesses
Aggressive management of Capex spending

Refer to appendix for reconciliation of Net Accrual Capex

Continued Strong Progress on Reduced Capital Intensity   ($ millions)

Universal Hospital Services
Service you can count on.™

1st Quarter Financial Review

UHS
Universal | Hospital | Services
Service you can count on.

1
2
3
4

2004

2005

% Change

Revenues

$39.9

$43.2

8%

MME Depreciation*

$8.6

$9.3

7%

Gross Margin

$19.6

$20.7

5%

Gross Margin %

49%

48%

1st Quarter

$ millions

1st Quarter trends:

Early signs of census recovery

Continued competitive takeaways

New product lines attracting new business  (example: Bariatrics)

Rental of UHS-owned equipment

Supplemental (short-term)

Long Term

Bariatrics:  suite of specialty equipment for treatment of obesity

AMPP Resident Programs    (Asset Management Partnership Program)

On-site management to drive better equipment utilization (UHS people, technology & processes)

*  Refer to Appendix for reconciliation of MME depreciation to total depreciation expense

Manage
& Utilize

Equipment
Lifecycle
  ServicesSM

Plan &
Acquire

Redeploy
& Remarket

Maintain
& Repair

Medical Equipment Outsourcing

UHS
Universal | Hospital | Services
Service you can count on.

1
2
3
4

2004

2005

% Change

Revenues

$4.7

$7.5

59%

Gross Margin

$1.5

$2.0

36%

Gross Margin %

32%

27%

1st Quarter

$ millions

1st Quarter trends:

Strong organic growth across the board, including our resident based programs (12 new CHAMP signings in 1Q-2005) and Manufacturers Services

Lower Gross Margin % in 2005 primarily due to effects of the ACES acquisition (acquired at end of Mar
2004), which is a lower margin business than our base Services business

Absent the ACES acquisition impact, revenue growth would have been ~ 30% for the quarter

Technical Services:

Maintain & Repair Customer-owned Equipment:

Non-resident, response-based Biomedical Services

Resident-Based Programs:

      CHAMP®: small hospitals in rural areas

      Resident Biomed: larger hospitals in urban areas

Manufacturer Services

Professional Services:

Technology baseline assessments

Vendor neutral Capital Planning Services

Product comparison research and reports

Equipment product of choice

Equipment utilization studies

Manage
& Utilize

Equipment
Lifecycle
  ServicesSM

Plan &
Acquire

Redeploy
& Remarket

Maintain
& Repair

Technical & Professional Services

UHS
Universal | Hospital | Services
Service you can count on.

1
2
3
4

2004

2005

% Change

Revenues

$4.4

$4.6

5%

Gross Margin

$1.0

$1.0

-7%

Gross Margin %

24%

21%

1st Quarter

$ millions

Asset recovery and equipment brokerage

New equipment sales

Logistics Management

Disposable Sales   (rationalizing this activity)

1st Quarter trends:

Performance as expected across the line in new / used equipment and brokerage

Disposables:  continued rationalization of this lower margin business

Excluding disposables, the segment’s revenue growth was ~  20% in Q1

This segment’s results will typically be choppy quarter-to-quarter due to its transactional nature

Manage
& Utilize

Equipment
Lifecycle
  ServicesSM

Plan &
Acquire

Redeploy
& Remarket

Maintain
& Repair

Medical Equipment Sales and Remarketing

UHS

Universal | Hospital | Services

Service you can count on.™

Refer to appendix for reconciliation of MME Depreciation to Total
Depreciation and Cash Flow from Operations to EBITDA

2004

2005

%

Consolidated Revenues

49.0

$

55.3

$

13%

MME Depreciation

8.6

$

9.3

$

7%

Gross Margin

22.1

23.7

7%

Gross Margin % of Revenues

45%

43%

SG&A

13.1

$

14.9

$

13%

SG&A % of Revenues

27%

27%

EBITDA

18.4

19.5

6%

   Management and Board Fees

0.2

0.2

   SOX

-

0.3

18.6

20.0

7%

1st Quarter

(a)

(a)   2005 guidance is mid $70’s.

Selected Income Statement Data    ($ millions)

Liquidity Overview – Q1 2005     ($ millions)

$

Borrowing Base at 3/31/05

$ 90

Available
Liquidity $56

12/31/04 Revolver
Balance  $ 37

3/31/05 Net
Revolver Balance

$34

(net of $3 of Cash
on Hand)

Other  ($4)

Cash Flow from
Ops     $ 17

(benefited from
accrual of Bond
interest of ~ $7 –
paid in May)

IT / Other  ($1)

(a)

(a)     2005 Capex guidance is mid $40’s

(b)     Other Cash Outflows comprised of $4 reduction in checks outstanding

Net MME

($9)

(b)

UHS

Universal | Hospital | Services

Service you can count on.™

Refer to appendix for reconciliations

Expect to be closer to the lower end of range by year-end, with intra-year variability due to:

   - timing of semiannual bond interest payments (2nd & 4th quarters)

   - investments in transition to a Lifecycle services company

Excludes impact of acquisitions

Low to
mid 4x’s

Debt / EBITDA

(per bank covenants)

AMPP Resident Program signings, Bariatrics growth, new technology, take-away business

Mid $40’s

Accrual Capex, net of
disposals

(excluding acquisitions)

    0.8

    1.0

Mid $70’s

2005 E

Hospital census, Resident program signings, sales force upgrade, competitive setting.  Guidance also excludes non-cash stock compensation expense.

Year-over-year quarterly comparisons:

       1Q:   Neutral + / -

       2Q    Neutral + / -

       3Q    Positive

       4Q    Positive

EBITDA

   + Mgmt & Board Fees

   + Sarbanes Oxley (SOX)

Total

Key Drivers & Timing

Due to severe flu season spike in early
2004 and infrastructure spending to
build platform for continued growth

On track

On track – AMPPs continue to be wild card

On track

2005 Guidance Update   ($ millions)

Appendix

UHS
Universal Hospital Services
Service you can count on.

District Office
Centers of Excellence
Seattle
Portland
Sacramento
San Francisco
Oakland
Fresno
Ventura
Pasadena
Anaheim
San Bernardino
San Diego
Salt Lake City
Las Vegas
Phoenix
Tucson
Albuquerque
Denver
Bismarck
Fargo
Duluth
Minneapolis
Sioux Falls
Omaha
Kansas City
Wichita
Tulsa
Oklahoma City
Lubbock
Dallas
San Antonio
Houston
Iowa City
Bloomington
St. Louis
Little Rock
New Orleans
Marquette
Appleton
Milwaukee
Madison
West Allis
Rockford
Chicago
Naperville
Grand Rapids
Detroit
Toledo
Indianapolis
Louisville
Nashville
Memphis
Knoxville
Birmingham
Mobile
Atlanta
Cleveland
Akron
Columbus
Cincinnati
Pittsburgh
Charleston
Rochester
Danvers
Boston
Hartford
Long Island
New York
Philadelphia
Baltimore/
Washington D.C.
Richmond
Norfolk
Raleigh
Charlotte
Columbia
Jacksonville
Tampa
Ft. Lauderdale
Honolulu
Hawaii

National infrastructure

Largest, most modern fleet in the industry

UHS’ National Infrastructure Affords Risk Diversification

UHS

Universal | Hospital | Services

Service you can count on.™

EBITDA Reconciliation Quarter 1 ($ millions)

EBITDA (before management/board fees, financing and reorganization costs, and costs related to Sarbanes Oxley compliance) and EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles
(GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the
Company’s financing obligations.  EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures.  EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company’s debt covenant calculations, and EBITDA before management and board fees is included because the company’s financial guidance and certain compensation plans are based upon this measure.  Management believes that EBITDA provides an important perspective on the Company’s ability to service its long-term obligations, the
Company’s ability to fund continuing growth, and the Company’s ability to continue as a going concern.  A reconciliation of net cash provided by operating activities to EBITDA and EBITDA before management/board fees, and costs related to Sarbanes Oxley compliance is included below.

2004

2005

Net cash provided by operating activities

18.0

$

17.3

$

Changes in operating assets and liabilities

(6.8)

(5.4)

Other non-cash expenses

(0.4)

(0.3)

Current income taxes

0.2

0.2

Interest expense

7.4

7.7

EBITDA

18.4

19.5

Management and board fees

0.2

0.2

SOX

-

0.3

18.6

$

20.0

$

Quarter 1

UHS
Universal | Hospital | Services
Service you can count on.™

EBITDA Reconciliation 2000 –  2005 Q1  ($ millions)

EBITDA

2000

2001

2002

2003

2004

Net cash provided by operating activities

28.2

$

31.7

$

40.2

$

16.0

$

38.0

$

Changes in operating assets and liabilities

(3.5)

0.4

4.1

7.9

2.2

Other non-cash expenses

(2.3)

(3.7)

(11.7)

(7.9)

(3.4)

Current income taxes

0.1

0.1

0.1

0.3

1.2

Interest expense

20.7

19.6

18.1

20.2

30.5

EBITDA

43.2

$

48.1

$

50.8

$

36.5

$

68.5

$

Financing and Reorg charges

-

$

2.8

$

10.1

$

27.7

$

-

$

Management and board fees

0.3

$

0.4

$

0.3

$

0.4

$

0.7

$

SOX Expense

-

$

-

$

-

$

-

$

0.2

$

43.5

$

51.3

$

61.2

$

64.5

$

69.4

$

Financing and Reorganization Charges

Recapitalization, stock compensation,

-

$

1.6

$

10.1

$

14.4

$

-

$

and severance expenses

Terminated IPO expenses

-

$

1.2

$

-

$

-

$

-

$

Loss on early retirement of debt

-

$

-

$

-

$

13.3

$

-

$

   Subtotal

-

$

2.8

$

10.1

$

27.7

$

-

$

Total Revenues

106.0

$

125.6

$

153.8

$

171.0

$

199.6

$

UHS
Universal | Hospital | Services
Service you can count on.™

Depreciation and Amortization Reconciliation  ($ millions)

2004

2005

Movable Medical Equipment Depreciation

8.6

$

9.3

$

Other Gross Margin Depreciation

0.1

0.3

  Total Gross Margin Depreciation

8.7

9.6

Selling, General, and Admin Depreciation

0.5

0.7

Amortization

0.1

0.4

Total Depreciation and Amortization

9.4

10.7

Quarter 1

UHS

Universal | Hospital | Services

Service you can count on.™

Net Accrual Capex Reconciliation  ($ millions)

1999

2000

2001

2002

2003

2004

Cash used in investing activities

49,441

31,504

41,511

38,956

36,769

65,150

   Less: Acquisitions

(6,293)

-

(7,788)

-

(1,875)

(15,104)

   Less: Other

(140)

79

(294)

(200)

(204)

-

   Add: Fixed assets from acq.

2,603

-

5,409

-

588

1,284

   Less: MME in A/P prior year

(8,405)

(3,000)

(2,975)

(5,942)

(5,999)

(10,503)

   Add: MME in A/P current year

3,000

2,975

5,942

5,999

10,503

3,808

Net Accrual Capex

40,206

31,558

41,805

38,813

39,782

44,635